PREPARED BY AND AFTER RECORDING RETURN TO:

George C. Dunlap, Jr.
Jenkens & Gilchrist
1445 Ross Avenue, Suite 3200
Dallas, Texas 75202

200435437 53 PGS

OFFICIAL RECORDS JACKSON COUNTY
Terry Miller
CHANCERY CLERK
RECORDING FEE: $58.00
#200435437 BK:2217 PG:617-669
11/17/2004 04:44 PM 53 PGS
JFRAZIER,DC Receipt #019521

DEED OF TRUST

SECURITY AGREEMENT AND FIXTURE FILING

Dated as of November 17th, 2004

from

THE GRAND SHELL LANDING, INC.,
a Mississippi corporation, having an office at
3944 Shell Landing Blvd.
Gautier, Mississippi 39553
Attention: Carl Crawford
(the "Grantor")

to

TEXTRON FINANCIAL CORPORATION,
a Delaware corporation, having an office at
11575 Great Oaks Way, Suite 210
Alpharetta, Georgia 30022
Attention: President - Golf Finance
(the "Beneficiary")

LOCATION OF PREMISES
City of Gautier, Jackson County, Mississippi

IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal, as of the day and year first above written.

THE GRAND SHELL LANDING, INC.,
a Mississippi corporation

✓

By:______________________________
Carl Crawford, President

STATE OF Mississippi §
§
COUNTY OF Jackson §

Personally appeared before me, the undersigned authority in and for the said county and state, on this 17th day of November, 2004, within my jurisdiction, the within named Carl Crawford, who acknowledged that he is the President of **THE GRAND SHELL LANDING, INC.**, a Mississippi corporation, and that for and on behalf of said corporation, and as its act and deed he signed, delivered and executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

WITNESS my hand, at office, this 17th day of November, 2004.

Notary Public

My Commission Expires: 10.17.05

MY COMMISSION EXPIRES
OCTOBER 17, 2005

ROBYN LEIGH BEAL
NOTARY PUBLIC
JACKSON COUNTY, MS